EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of EDAC Technologies Corporation (the “Company”) for the period ended September 27, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 30, 2008	/s/ Dominick A. Pagano Dominick A. Pagano
Chief Executive Officer

Dated: October 30, 2008	/s/ Glenn L. Purple Glenn L. Purple
Chief Financial Officer
     A signed original of this written statement required by Section 906 has been provided to EDAC Technologies Corporation and will be retained by EDAC Technologies Corporation and furnished to the Securities and Exchange Commission or its staff upon request